UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 21, 2024

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2022, on December 8, 2022, GigCapital5, Inc. (“GigCapital5” or the “Company”) entered into a Business Combination Agreement (as amended, the “BCA”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), and QT Imaging, Inc. (“QT Imaging” and transactions contemplated by the BCA, the “Business Combination”). Pursuant to the terms of the BCA, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger, which after giving effect to the Merger will be a wholly owned subsidiary of GigCapital5 and will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings” or the “Combined Company” and the shares of common stock of the Combined Company, the “QTI Holdings Common Stock”).

By entering into the Amended Non-Redemption Agreement (as defined below) and the Subscription Agreements (as defined below), an aggregate of $1.35 million of service fees that would otherwise be payable to various service providers by the Combined Company following the closing of the Business Combination in cash, will be satisfied in full in exchange for the issuance of a total number of shares of QT Imaging that will convert in accordance with the terms of the BCA into an aggregate of 540,000 shares of QTI Holdings upon the consummation of the Business Combination, with no change in the total number of shares issued by GigCapital5 as merger consideration in connection with the Business Combination.

Amended and Restated Non-Redemption Agreement

As previously disclosed on a Current Report on Form 8-K filed with the SEC on September 27, 2023, GigCapital5, QT Imaging, and Mizuho Securities USA LLC ( “Mizuho”) entered into that certain Non-Redemption Agreement (the “Prior Non-Redemption Agreement”) on September 25, 2023, pursuant to which Mizuho agreed not to redeem its holdings of common stock, par value $0.0001 per share, of the Company (the “GigCapital5 Common Stock”, and such shares that were not redeemed, the “Non-Redeemed GigCapital5 Shares”) in connection with the special meeting of the stockholders of GigCapital5 held on September 28, 2023 (the “Special Meeting”), in consideration for the issuance to Mizuho of that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of Non-Redeemed GigCapital5 Shares of Mizuho multiplied by (B) 0.15, divided by (ii) the Exchange Ratio (as defined in the BCA), such that at the closing of the Business Combination, Mizuho will receive that consideration provided for in the BCA that a holder of QTI Shares is entitled to receive, including that number of shares of QTI Holdings Common Stock equal to (A) the number of Non-Redeemed GigCapital5 Shares of Mizuho multiplied by (B) 0.15 (the Merger Consideration QTI Holdings Shares”) upon the terms set forth in the Prior Non-Redemption Agreement.

On February 21, 2024, the parties agreed to amend the Prior Non-Redemption Agreement (as amended, the “Amended Non-Redemption Agreement”) to provide that in addition to the Merger Consideration QTI Holdings Shares issuable to Mizuho under the Prior Non-Redemption Agreement, Mizuho shall receive from QT Imaging, in exchange for $250,000 of services rendered by Mizuho, that number of QTI Shares (the “Services Share Issuance”) that will be converted in accordance with the terms of the BCA into 100,000 shares of QTI Holdings Common Stock .

This Current Report provides a summary of the Amended Non-Redemption Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. A copy of the Amended Non-Redemption Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference into this Current Report.

Stock Subscription Agreements

GigCapital5 and QT Imaging entered into two additional subscription agreements with each of Donnelley Financial Solutions, LLC (“DFIN”) and IB Capital LLC (“iBankers”), dated as of February 23, 2024 and February 22, 2023, respectively (the “DFIN Subscription Agreement”, and the “iBankers Subscription Agreement”, respectively, and together, the “Subscription Agreements”), for the purchase of shares of common stock of QT Imaging.

Pursuant to the Subscription Agreements, QT Imaging will issue to each of DFIN and iBankers in satisfaction of $500,000 and $600,000 of fees owed to DFIN and iBankers, respectively, for their services, that number of shares of QT Imaging which at the completion of the Business Combination will be converted in accordance with the terms of the BCA into 200,000 and 240,000 respective shares of QTI Holdings Common Stock.

This Current Report provides a summary of the DFIN Subscription Agreement and the iBankers Subscription Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. Copies of the DFIN Subscription Agreement and the iBankers Subscription Agreement are filed as Exhibit 10.2 and 10.3 hereto, respectively, and are incorporated by reference into this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1†	Amended Non-Redemption Agreement, dated as of February 21, 2024, by and among the Company, QT Imaging, and Mizuho

10.2†	DFIN Subscription Agreement, dated as of February 23, 2024, by and among the Company, QT Imaging, and DFIN

10.3†	iBankers Subscription Agreement, dated as of February 22, 2024, by and among the Company, QT Imaging, and iBankers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is not material and is the type of information that the Registrant treats as private or confidential. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2024	GIGCAPITAL5, INC.

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President and Secretary